FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 1996


                        TELEPHONE AND DATA SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


     Iowa                       1-8251                  36-2669023
     ----                       ------                  ----------
(State or other              (Commission              (IRS Employer
jurisdiction of              File Number)             Identification
incorporation)                                             No.)



  30 North LaSalle Street, Chicago, Illinois              60602
  ------------------------------------------              -----
   (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (312) 630-1900


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


            The Exhibit Index is Located on Page 4 of 5 Total Pages.





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Item 5.   Other Events.

         On April 24, 1996, the Company reported that its subsidiary, American Portable Telecom, Inc. announced an initial public offering of 12,250,000 Common Shares at a price of $17 per share to the public.

         This Current Report on Form 8-K is being filed for the purpose of filing the news release issued by the Company relating to such announcement as an exhibit.

Item 7.   Financial Statements and Exhibits

(c)       Exhibits

         The exhibits accompanying this report are listed in the  accompanying
Exhibit Index.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.




Telephone and Data Systems, Inc.
(Registrant)

Date:    May 2, 1996


By:  /s/ GREGORY J. WILKINSON
- - -----------------------------
Gregory J. Wilkinson
Vice President and Controller
(principal accounting officer)












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                                  EXHIBIT INDEX


Exhibit Number         Description of Exhibit       Sequentially Numbered Page
- - --------------         ----------------------       --------------------------

    99                   News Release dated                    5
                           April 24, 1996



                                        4

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